Exhibit 10.4

Second Amendment to the Development Agreement

Between

STRATEC Biomedical AG (“STRATEC”) Gewerbestr. 37, 75217 Birkenfeld, Germany

and

Quotient QS IP Ltd. (“QBD”), PO Box 1075,  Elizabeth House, 9 Castle Street, St Helier JE4 2QP, Jersey, Channel Islands

(hereinafter referred together as “Parties”)

WHEREAS on January, 7st 2014 the Parties have signed a Development Agreement (“Development Agreement”) and on March 3rd, 2014 the Parties have signed a First Amendment to the Development Agreement (“First Amendment”).

NOW, THEREFORE STRATEC and QBD hereby agree to amend the Development Agreement and the First Amendment in the following way:

2.2 a Payments by QUOTIENT:

The MILESTONE SCHEDULE and specifically the Milestones 6-8 shall be amended to read as follows:

MS	Development Milestone	Payment
1	Execution of Agreement	[***]
2	Completion of phase 1 and mutual sign-off of PDR, Reliability Program Plan, Acceptance criteria and Shipping criteria / breadboard testing	[***]
3	Approval of Hardware Design Specification Documents	[***]
4	Completion of phase 2 and delivery of first Prototypes for assay integration	[***]
5	Acceptance of Prototypes	[***]
6-1	Design Review with approval of build of Validation Instruments	[***]
6-2	Delivery of first Validation Instrument	[***]
6-3	Completion of Phase 3	[***]
7-1	Acceptance of Validation Instruments	[***]
7-2	Complete receiving of all ordered Validation Instruments	[***]
8-1	Delivery of first Series Units	[***]
8-2	Completion of Phase 4	[***]

All remaining terms and conditions set forth in the Agreement that are not amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Second Amendment Effective Date.

STRATEC Biomedical AG	Quotient QS IP Ltd

/s/ Marcus Wolfinger	/s/ Paul Cowan
Name: Marcus Wolfinger	Name: Paul Cowan
Title: CEO	Title: CEO
Date: August 24th, 2015	Date: August 25th, 2015

1

[***] CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION